UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

As previously described on Blue Apron Holdings, Inc.’s (the “Company”) Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022 (the “Private Placement 8-K”), on August 7, 2022, the Company entered into Amendment No. 1 to the Purchase Agreement (the “Amendment No.1”), which amended the Purchase Agreement entered into between the Company and RJB Partners LLC (“RJB”), an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock, on April 29, 2022 (the “Original Purchase Agreement” and, as amended by the Amendment No. 1 and Amendment No. 2 (as defined below), the “Purchase Agreement”) pursuant to which, among other things, RJB agreed to purchase from the Company on August 31, 2022, or such other date as may be agreed to by the Company and RJB (the “Closing”), (i) the 1,666,667 shares of Class A common stock that RJB agreed to purchase from the Company under the Original Purchase Agreement on the Closing at a price of $5.00 per share instead of $12.00 per share and (ii) an additional 8,333,333 shares of Class A common stock at a price of $5.00 per share, for an aggregate of 10,000,000 shares of Class A common stock for an aggregate purchase price of $50.0 million (or $5.00 per share) (the “Private Placement Shares”) on the Closing (the “Private Placement”). On September 7, 2022, the Company and RJB entered into that certain Amendment No. 2 to Purchase Agreement (“Amendment No. 2”), pursuant to which the Company and RJB mutually agreed (a) to extend the Closing of the Private Placement under the Purchase Agreement to September 30, 2022 or such earlier date as may be agreed to by the Company and RJB, and (b) to change the per share price to $5.65 for 10,000,000 shares of Class A common stock, for an aggregate purchase price of $56.5 million.

The foregoing descriptions of Amendment No. 1 and the Purchase Agreement are qualified in their entirety by reference to the full text of the documents, copies of which are filed, respectively, as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on August 8, 2022, and Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 5, 2022, and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: September 7, 2022	By:	/s/ Meredith L. Deutsch
Meredith L. Deutsch
General Counsel and Corporate Secretary